UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2020

Vericity, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38945	46-2348863
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8700 W. Bryn Mawr Avenue, Suite 900S

Chicago, Illinois 60631

(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 379-2397

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 (per share)	VERY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01   Other Events  The Registrant’s press release dated September 1, 2020 announcing the hiring of David R. Drollette as Chief Data Officer/Chief Technology Officer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 Vericity Hires New Chief Data Officer & Chief Technology Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated September 1, 2020	VERICITY, INC.

	By:	/s/ John Buchanan
Name: John Buchanan
Title: General Counsel and Secretary